                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                                   FORM 8-K/A

                                 AMENDMENT NO. 2


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT:   AUGUST 12, 1994
                        (DATE OF EARLIEST EVENT REPORTED)

                               PC ETCETERA,  INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE                   0-174719                13-3260705
            --------                   --------                ----------
         (STATE OR OTHER         (COMMISSION FILE NO.)       (IRS EMPLOYER
 JURISDICTION OF INCORPORATION)                          IDENTIFICATION NUMBER)



                  462 SEVENTH AVENUE, NEW YORK,  NEW YORK 10018
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (212) 736-5870
                                                            --------------

Item 7.   Financial Statements, PRO FORMA Financial Statements and Exhibits

     (a)     (i)    Consolidated Pro Forma Balance Sheet of the Company as of
                    June 30, 1994;

            (ii) Consolidated Pro Forma Statements of Operations of the Company for the six months ended June 30, 1994;


     (b)  FINANCIAL STATEMENT OF BUSINESS ACQUIRED.

             (i)    Balance Sheet of ACE as of June 30, 1994;

            (ii) Statement of Operations of ACE for the six months ended June 30, 1994 and 1993;

           (iii)    Balance Sheets of ACE as of December 31, 1993 and 1992;

            (iv) Statements of Income of ACE for the years ended December 31, 1993, 1992 and 1991.

             (v) Statement of Cash Flows of ACE for the year ended December 31, 1993.

ITEM 7(a )  PRO FORMA FINANCIAL INFORMATION


The following Pro Forma Consolidated Balance Sheet as of June 30, 1994 and Pro Forma Consolidated Statements of Operations for the year ended December 31, 1993 and the six months ended June 30, 1994 have been prepared to reflect the acquisition transaction and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical consolidated financial statements of PC Etcetera, Inc. and its subsidiaries (the "Company") and the Ace Division of Elron Electronic Industries, Ltd. and should be read in conjunction with the notes thereto. The Pro Forma Consolidated Balance Sheet was prepared as if the acquisition transaction occurred on January 1, 1994. The Pro Forma Consolidated Statements of Operations for the year ended December 31, 1993 and for the six months ended June 30, 1994 were prepared assuming the transaction occurred on the first day of each of the periods presented.

The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the acquisition transaction had been consummated at the beginning of the period presented, nor does it purport to represent the future financial position or results of operations for future periods.

The proforma financial information does not give effect to the one-for-five reverse split of the shares of Common Stock effectuated as of April 19, 1995

                       PC ETCETERA, INC. AND SUBSIDIARIES
                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                        TO PRO FORMA FINANCIAL STATEMENTS
                FOR THE YEAR ENDED DECEMBER 31, 1993 (UNAUDITED)


1.   BASIS OF PRESENTATION:

The Company and its wholly-owned Israeli subsidiary, PC Etcetera Israel Ltd. ("PC Israel") entered into an Asset Purchase Agreement with Elron Electronic Industries, Ltd. ("Elron"), Adar International Inc. ("Adar"), an indirect wholly-owned subsidiary of Elron and Elron Technologies Inc. ("Technologies"), a wholly-owned subsidiary of Elron pursuant to which (a) Elron sold to PC Israel substantially all of the assets of its ACE Division ("Ace"), subject to certain disclosed liabilities, and (b) Adar sold to the Company substantially all of the assets of Adar, subject to certain disclosed liabilities.

The accompanying unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisition transaction occurred on January 1, 1994. Certain amounts have been reclassified to conform with the current presentation.

The accompanying unaudited Pro Forma Consolidated Statement of Operations are presented as if the acquisition transaction occurred on the first day of each period presented.

These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company as of December 31, 1993 and June 30, 1994. In management's opinion, all material adjustments necessary to reflect the effects of the acquisition by the Company have been made.

The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position of the Company would have been as of June 30, 1994 or what the actual results of operations of the Company would have been assuming the acquisition had been completed as of January 1, 1993, nor are they necessarily indicative of the results of operations for future periods.

                       PC ETCETERA, INC. AND SUBSIDIARIES
                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                        TO PRO FORMA FINANCIAL STATEMENTS
                FOR THE YEAR ENDED DECEMBER 31, 1993 (UNAUDITED)


2.   ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

(A) To reflect the pro forma value of the assets acquired and the related stock and warrants issued in connection with the acquisition of the assets of Ace.

(B) To reflect the pro forma accumulated amortization of the patented software and goodwill as if the acquisition had taken place on January 1, 1994.

(C) The $75,000 reported as property and equipment for the ACE Division at June 30, 1994 was the approximate fair market value of the assets acquired.

3.   ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS:

(A) To reflect the pro forma amortization expense of goodwill and patented software had the acquisition taken place on the first day of each of the periods presented.

(B) Pro forma earnings per share consider the 3,300,000 shares and 200,000 warrants issued in connection with the acquisition, as if they were issued on the first day of each of the periods presented.

                       PC ETCETERA, INC. AND SUBSIDIARIES
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                          AS OF JUNE 30, 1994 ( NOTE 1)


                                                                   HISTORICAL                                PRO FORMA
                                                             ----------------------------------------------------------------------
                                                                 PC ETC.            ACE        ADJUSTMENT                  COMBINED
                                                             ----------------------------------------------------------------------

ASSETS

CURRENT ASSETS

CASH AND CASH EQUIVALENTS                                     $  106,335       $      0        $        0                $  106,335
ACCOUNTS RECEIVABLE                                            1,816,341        414,039                 0                 2,230,380
PREPAID EXPENSES & OTHER RECEIVABLES                              87,758              0                 0                    87,758
                                                             ----------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                       2,010,434        414,039                 0                 2,424,473

PROPERTY AND EQUIPMENT
PROPERTY AND EQUIPMENT                                         1,297,188         75,000                 0                 1,372,188
LEASEHOLD IMPROVEMENTS                                           222,590              0                 0                   222,590
                                                             ----------------------------------------------------------------------
                                                               1,519,778         75,000                 0                 1,594,778
LESS: ACCUMULATED DEPRECIATION                                  (708,563)             0                 0                  (708,563)
                                                             ----------------------------------------------------------------------
    TOTAL PROPERTY AND EQUIPMENT                                 811,215         75,000                 0                   886,215

OTHER ASSETS
OTHER ASSETS                                                      39,489              0                 0                    39,489
SECURITY DEPOSITS                                                105,845              0                 0                   105,845

GOODWILL (NOTE 2)                                                      0              0           338,333 (A)               338,333
PATENTS AND ASSORTED SOFTWARE (NOTE 2)                                 0              0         2,678,446 (A), (B)        2,678,446
                                                             ----------------------------------------------------------------------
    TOTAL OTHER ASSETS                                           145,334              0         3,016,779                 3,162,113


TOTAL ASSETS                                                  $2,966,983       $489,039        $3,016,779                $6,472,801
                                                             ----------------------------------------------------------------------
                                                             ----------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
ACCOUNTS PAYABLE AND ACCRUED EXPENSES                         $  965,339       $303,845                 0                $1,269,184
PAYROLL TAXES PAYABLE                                             81,162              0                 0                    81,162
LOANS PAYABLE-OTHERS                                             719,896              0                 0                   719,896
LOANS PAYABLE-AFFILIATE                                           33,333              0                 0                    33,333
CAPITAL EQUIPMENT OBLIGATIONS                                    129,660              0                 0                   129,660
DEFERRED REVENUE                                                 125,807              0                 0                   125,807
                                                             ----------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                                  2,055,197        303,845                 0                 2,359,042
OTHER LIABILITIES
CAPITAL EQUIPMENT OBLIGATIONS                                     86,935              0                 0                    86,935
LOANS PAYABLE-BANK                                               123,740              0                 0                   123,740
                                                             ----------------------------------------------------------------------
TOTAL LIABILITIES                                              2,265,872        303,845                 0                 2,569,717
                                                             ----------------------------------------------------------------------

STOCKHOLDERS' EQUITY
COMMON STOCK                                                      63,374              0            33,000 (A)                33,000
PREFERRED STOCK                                                        0              0             4,880 (A)                 4,880
WARRANTS                                                               0              0           178,000 (A)               178,000
ADDITIONAL PAID IN CAPITAL-COMMON STOCK                                0              0         2,607,000 (A)             2,607,000
ADDITIONAL PAID IN CAPITAL-PREFERRED STOCK                     1,374,209              0           483,120 (A)               483,120
RETAINED EARNINGS/(ACCUMULATED DEFICIT)                         (736,472)       185,194          (289,221)                 (289,221)
                                                             ----------------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY                                   701,111        185,194         3,016,779                 3,016,779

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $2,966,983       $489,039        $3,016,779                $6,472,801
                                                             ----------------------------------------------------------------------
                                                             ----------------------------------------------------------------------



                       PC ETCETERA, INC. AND SUBSIDIARIES
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 1994 (NOTE 1)


                                                                   HISTORICAL                           PRO FORMA (NOTE 3)
                                                             ----------------------------------------------------------------------
                                                                 PC ETC.            ACE       ADJUSTMENTS                  COMBINED
                                                             ----------------------------------------------------------------------

REVENUES                                                      $5,447,049      $347,830          $       0                $5,794,879
COST OF REVENUES                                               2,428,198         18,114                 0                 2,446,312
                                                             ----------------------------------------------------------------------
GROSS PROFIT                                                   3,018,851        329,716                 0                 3,348,567
                                                                                                                                  0

RESEARCH & DEVELOPMENT EXPENSES (NET)                                  0        419,018                 0                   419,018
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                   2,769,142        372,587           104,027 (A)             3,245,756
                                                             ----------------------------------------------------------------------
OPERATING INCOME (LOSS)                                          249,709       (461,889)         (104,027)                 (316,207)


OTHER (INCOME)/EXPENSES, NET                                      52,785        (25,853)                0                    26,932
                                                             ----------------------------------------------------------------------

NET INCOME (LOSS) BEFORE PROVISION FOR INCOME
 TAXES AND EXTRAORDINARY ITEM                                    196,924       (436,036)         (104,027)                 (343,139)
PROVISION FOR INCOME TAXES                                        67,520              0                 0
                                                             ----------------------------------------------------------------------
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                      129,404       (436,036)         (104,027)                 (410,659)

EXTRAORDINARY ITEM:
NET OPERATING LOSS CARRY FORWARD                                  56,270              0                 0                    56,270
                                                             ----------------------------------------------------------------------

NET INCOME (LOSS)                                             $  185,674      $(436,036)        $(104,027)               $ (354,389)
                                                             ----------------------------------------------------------------------
                                                             ----------------------------------------------------------------------


EARNINGS PER SHARE                                                 $0.03             $0            ($0.03)                   ($0.04)
                                                             ----------------------------------------------------------------------
                                                             ----------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF SHARES                              6,337,308              0         3,500,000 (B)             9,837,308
                                                             ----------------------------------------------------------------------
                                                             ----------------------------------------------------------------------



                       PC ETCETERA, INC. AND SUBSIDIARIES
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
             FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1993 (NOTE 1)



                                                                   HISTORICAL                           PRO FORMA (NOTE 3)
                                                             ----------------------------------------------------------------------
                                                                 PC ETC.            ACE       ADJUSTMENTS                  COMBINED
                                                             ----------------------------------------------------------------------

REVENUES                                                      $9,154,564    $   813,031        $        0                $9,967,595
COST OF REVENUES                                               3,803,622        421,475                 0                 4,225,097
                                                             ----------------------------------------------------------------------
GROSS PROFIT                                                   5,350,942        391,556                 0                 5,742,498

RESEARCH & DEVELOPMENT EXPENSES (NET)                                  0        967,285                 0                   967,285
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                   4,683,002        389,416           208,054 (A)             5,280,472
                                                             ----------------------------------------------------------------------
OPERATING INCOME (LOSS)                                          667,940       (965,145)         (208,054)                 (505,259)
OTHER (INCOME)/EXPENSES, NET                                     110,665         42,172                 0                   152,837
                                                             ----------------------------------------------------------------------

NET INCOME (LOSS) BEFORE PROVISION FOR INCOME
   TAXES AND EXTRAORDINARY ITEM                                  557,275     (1,007,317)         (208,054)                 (658,096)

PROVISION FOR INCOME TAXES                                       222,910              0                 0                   222,910
                                                             ----------------------------------------------------------------------
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                      334,365     (1,007,317)         (208,054)                 (881,006)

EXTRAORDINARY ITEM:
NET OPERATING LOSS CARRY FORWARD                                 222,910              0                 0                   222,910
                                                             ----------------------------------------------------------------------

NET INCOME (LOSS)                                             $  557,275    $(1,007,317)       $ (208,054)               $ (658,096)
                                                             ----------------------------------------------------------------------
                                                             ----------------------------------------------------------------------

EARNINGS PER SHARE                                                  $0.09            $0            ($0.06)                   ($0.07)
                                                             ----------------------------------------------------------------------
                                                             ----------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF SHARES                               6,245,641             0         3,500,000 (B)             9,745,641
                                                             ----------------------------------------------------------------------
                                                             ----------------------------------------------------------------------



ITEM 7 (b) FINANCIAL STATEMENT OF BUSINESS ACQUIRED


                ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD.
                          NOTES TO FINANCIAL STATEMENTS


The financial information herein is unaudited. However, in the opinion of management, such information reflects all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the results of operations for the periods being reported. Additionally, it should be noted that the accompanying condensed financial statements do not purport to contain complete disclosures in conformity with generally accepted accounting principles.

                ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD.
                                  BALANCE SHEET
                                  JUNE 30, 1994
                                   (UNAUDITED)



ASSETS:

CURRENT ASSETS:

ACCOUNTS RECEIVABLE                                                   $414,039
                                                                      --------
  TOTAL CURRENT ASSETS                                                 414,039
                                                                      --------

PROPERTY AND EQUIPMENT:

PROPERTY AND EQUIPMENT (NET)                                            75,000
                                                                      --------
  TOTAL PROPERTY AND EQUIPMENT                                          75,000
                                                                      --------

TOTAL ASSETS                                                          $489,039
                                                                      --------
                                                                      --------


LIABILITIES AND STOCKHOLDERS EQUITY:

CURRENT LIABILITIES

ACCOUNTS PAYABLE AND ACCRUED EXPENSES                                 $303,845
                                                                      --------
  TOTAL LIABILITIES                                                    303,845
                                                                      --------

STOCKHOLDERS' EQUITY:

RETAINED EARNINGS                                                      185,194
                                                                      --------
  TOTAL STOCKHOLDERS' EQUITY                                           185,194
                                                                      --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $489,039
                                                                      --------
                                                                      --------


                 ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD
                             STATEMENT OF OPERATIONS
                        FOR THE SIX MONTHS ENDED JUNE 30,
                                   (UNAUDITED)


                                                    1993           1994

REVENUES                                            $385,575       $347,830
COST OF REVENUES                                     162,596         18,114
                                                   ------------------------
GROSS PROFIT                                         222,979        329,716
                                                   ------------------------

RESEARCH AND DEVELOPMENT EXPENSES (NET)              303,912        419,018
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES         232,086        372,587
                                                   ------------------------
OPERATING (LOSS)                                    (313,019)      (461,018)

OTHER INCOME                                          11,906        225,853
                                                   ------------------------

NET (LOSS)                                         ($301,113)     ($436,036)
                                                   ------------------------
                                                   ------------------------



                       ELRON ELECTRONIC INDUSTRIES LTD. --
                                  ACE DIVISION

                              FINANCIAL STATEMENTS

                             AS OF DECEMBER 31, 1993

                                    CONTENTS

                                                                           PAGE
                                                                           ----


INDEPENDENT AUDITORS' REPORT                                                 2


FINANCIAL STATEMENTS

Balance Sheet as of December 31, 1993                                        3

Statement of Income for the period ended December 31, 1993                   4

Statement of Cash Flows for the period ended December 31, 1993               5

Notes to the Financial Statements                                           6-11


                                    # # # # #

                          INDEPENDENT AUDITORS' REPORT

                 (EXTENDED FORM TO COMPLY WITH U. S. STANDARDS)


We have audited the balance sheets of ELRON ELECTRONIC INDUSTRIES LTD. -ACE DIVISION (the "Division) (the "Company") as of December 31, 1993, and 1992 and the statements of income for the years ended December 31, 1993, 1992 and 1991. These financial statements are the responsibility of the Division's management. Our responsibilities to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, including those prescribed by the Auditors' (Mode of Performance) Regulations (Israel),1973. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of the Division as of December 31, 1993, and 1992, and the results of its operations for the years ended December 31, 1993, 1992 and 1991, in conformity with accounting principles generally accepted in Israel and in the United States(as applicable to the financial statements of the Division, such accounting principles are practically identical).



                                           CERTIFIED PUBLIC ACCOUNTANTS (ISRAEL)




Tel-Aviv, Israel
March 9, 1994 except with respect to notes 1, 2 and statement of cash flow which the date is August, 1995.



--------------------------------------------------------------------------------

BALANCE SHEETS
--------------------------------------------------------------------------------
(In U S dollars)


                                                           DECEMBER 31
                                                           -----------
                                           NOTE        1993           1992
                                           ----        ----           ----

CURRENT ASSETS
Cash                                                   1,472          1,921
Accounts receivable                        (3)       330,971        234,796
Other receivable and prepayments           (4)       137,064        350,088
                                                     -------        -------
                                                     469,507        586,805
                                                     -------        -------


FIXED ASSETS                               (5)
Cost                                                 718,992        832,571
Less - accumulated depreciation                      555,531        523,205
                                                     -------        -------
                                                     163,431        309,366
                                                     -------        -------
                                                     632,968        896,171
                                                     -------        -------
                                                     -------        -------

CURRENT LIABILITIES

Payroll and related expenses                          30,082         29,534
Suppliers                                             12,335         25,491
Other payable and accrued expenses         (6)        90,716        105,249
                                                     -------        -------
                                                     133,133        160,274
                                                     -------        -------

SEVERANCE PAY                              (7)        29,609         60,327
                                                     -------        -------

HEAD OFFICE                                          470,266        675,570
                                                     -------        -------

                                                     632,968        896,171
                                                     -------        -------
                                                     -------        -------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
3  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

STATEMENT OF INCOME
--------------------------------------------------------------------------------
(In U S. dollars)


                                                YEAR ENDED DECEMBER 31
                                                ----------------------
                                   NOTE     1993         1992          1991
                                   ----     ----         ----          ----

Revenues from sales and services   (8)     813,031      974,107       402,535

Cost of sales and services         (9)     421,475      121,157       179,406
                                        ----------     --------    ----------

Gross profit                               391,556      852,950       223,129

Development expenses, net         (10)     967,285      718,539     1,190,378

General, selling and
administrative expenses           (11)     389,416      268,374       337,782
                                        ----------     --------    ----------

Loss from operations                      (965,145)    (133,963)   (1,305,031)


Other expenses                   (12A)      42,172       12,083             -
                                        ----------     --------    ----------

     Net loss                           (1,007,317)    (146,046)   (1,305,031)
                                        ----------     --------    ----------
                                        ----------     --------    ----------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
4  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
(In U S dollars)


                                                                   FOR THE
                                                                 YEAR ENDED
                                                                 DECEMBER 31
                                                                    1993
                                                                    ----

CASH FLOWS FROM OPERATING ACTIVITIES                             (1,007,317)
Net loss
Adjustments to reconcile net loss to net cash used in
operating activities (see below)                                    234,555
                                                                 ----------
 Net cash used in operating activities                             (772,762)
                                                                 ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in fixed assets                                          (29,660)
                                                                 ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Transfers from parent company, net                                  801,973
                                                                 ----------

Decrease in cash                                                       (449)
 Cash at the beginning of the year                                    1,921
                                                                 ----------
 Cash at the end of the year                                          1,472
                                                                 ----------
                                                                 ----------


Adjustments to reconcile net loss to net cash used in
operating activities:
  Charges (credits) not affecting cash flows:                       133,392
   Depreciation                                                     (30,718)
   Decrease in severance pay, net                                    42,173
   Fixed assets written off
  Changes in operating assets and liabilities:
   Increase in accounts receivable                                  (96,175)
   Decrease in other receivable and prepayments                     213,024
   Increase in payroll and related expenses                             548
   Decrease in suppliers                                            (13,156)
   Decrease in other payable and accrued expenses                   (14,533)
                                                                 ----------
                                                                    234,533
                                                                 ----------
                                                                 ----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
5  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(In U S dollars)

NOTE 1 - GENERAL

         Elron Electronic Industries Ltd. ("Elron" or "the Company") is an Israeli industrial holding company which operates mainly through affiliates in the fields of advanced technology.


         These statements are the statements of the Company's Ace Division (not a separate legal entity). The Division is engaged in the fields of Computer Based Training (CBT) and User Documentation, mainly for computerized application. The Division develops technologies in these areas and sells services and products using these technologies.

         As the Division did not prepare cash flows statements in the past, no comparative figures are presented in the cash flows statement.

         A major part of the Division's sales are made pursuant to a distributorship agreement with a company in Britain (Isys plc.). Sales in the U.S. are made by a wholly owned subsidiary of Elron (Adar Inc.). The operations of Adar Inc. are not included in these statements

         Elron's financial statements are prepared in U.S. dollars, because the currency of the primary economic environment in which the operations of the Company and its principal affiliates are conducted is the U. S. dollar.

         Transactions and balances originally denominated in U.S. dollars are presented at their original amounts. Transactions and balances in other currencies are remeasured into U.S. dollars in accordance with principles identical to those set forth in Statement No. 52 of the Financial Accounting Standards Board of the United States (FASB). Exchange gains and losses from the aforementioned remeasurements are reflected in the statements of operations. The representative rate of exchange prevailing on balance sheet date - U.S.$1 - New Israeli Shekel ("NIS") 2.986 (1992 - NIS 2,764; 1991 - NIS 2,283).

NOTE 2 - ACCOUNTING POLICIES

         The significant accounting policies followed in the preparation of the financial statements, applied on a consistent basis, are:

     A. FIXED ASSETS
         Fixed assets are stated at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the lease term.


--------------------------------------------------------------------------------
6  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

--------------------------------------------------------------------------------
(In U. S. dollars)


NOTE 2 - ACCOUNTING POLICIES (CONT.)


     B.  DEVELOPMENT EXPENSES
         All expenses, net of royalty bearing participation's by the Chief Scientist of the Government of Israel, are charged to operations as incurred.

     C   REVENUES
         The Division recognizes revenues from sales of software upon shipment of the product and when collectibility is probable.


NOTE 3 - ACCOUNTS RECEIVABLE

                                                          DECEMBER 31
                                                          -----------
                                                      1993           1992
                                                      ----           ----

         Adar Inc. (subsidiary of Elron)             194,119        122,434
         ISYS plc.                                    57,660         28,983
         Other                                        79,192         83,379
                                                     -------        -------
                                                     330,971        234,796
                                                     -------        -------
                                                     -------        -------

NOTE 4 - OTHER RECEIVABLE AND PREPAYMENTS

                                                          DECEMBER 31
                                                          -----------
                                                      1993           1992
                                                      ----           ----

         Government of Israel (mainly for
         participation in research and
         development)                                108,542        327,622
         Employees (1993 - mainly deposit in
         bank for general manager loan)               15,239          6,400
         Prepaid expenses                             11,883         14,705
         Other                                         1,400          1,361
                                                     -------        -------
                                                     137,064        350,088
                                                     -------        -------
                                                     -------        -------


--------------------------------------------------------------------------------
7  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

--------------------------------------------------------------------------------
(In U S dollars)

NOTE 5 - FIXED ASSETS


                                     LEASEHOLD       OFFICE       INSTRUMENTS       MOTOR          TOTAL
                                   IMPROVEMENTS     FURNITURE         AND         VEHICLES
                                                       AND        LABORATORY
                                                    EQUIPMENT      EQUIPMENT
                                   ------------     ---------     ----------      --------        ------

Cost -
 January 1, 1993                      209,110         78,380        514,738         30,343        832,571
 Additions                                  -            419         29,241              -         29,660
 Disposals                                  -        (43,910)       (99,329)             -       (143,239)
                                      -------        -------        -------         ------        -------

 December 31, 1993                    209,110         34,889        444,650         30,343        718,992
                                      -------        -------        -------         ------        -------

Accumulated
depreciation -
January 1, 1993                        92,327         45,123        376,850          8,905        523,205
Provision                              53,028          5,937         68,207          6,220        133,392
Disposals                                   -        (30,484)       (70,582)             -       (101,066)
                                      -------        -------        -------         ------        -------

 December 31, 1993                    145,355         20,576        374,475         15,125        555,531
                                      -------        -------        -------         ------        -------

Net book value -
 December 31, 1993                     63,755         14,313         70,175         15,218        163,461
                                      -------        -------        -------         ------        -------
                                      -------        -------        -------         ------        -------
Annual rates of
 depreciation (mainly)                     25%         6%-20%            20%            15%
                                           --          -----             --             --
                                           --          -----             --             --


--------------------------------------------------------------------------------
8  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

--------------------------------------------------------------------------------
(In U.S. dollars)


NOTE 6 - OTHER PAYABLES AND ACCRUED EXPENSES

                                                          DECEMBER 31
                                                          -----------
                                                      1993           1992
                                                      ----           ----

         Accrued vacation pay                         75,302         67,826
         Other accrued expenses and deferred income   14,710         37,268
         Other                                           704            155
                                                      ------        -------
                                                      90,716        105,249
                                                      ------        -------
                                                      ------        -------

NOTE 7 - SEVERANCE PAY, NET

         The Division's obligation for payment of severance pay to its employees is mainly discharged by payments to approved funds and to an insurance company under officers' insurance programs. The deposits with the provident funds and the insurance programs are not under the control of the Division and therefore are not reflected in the balance sheet.

NOTE 8 - REVENUES FROM SALES AND SERVICES

                                                  YEAR ENDED DECEMBER 31
                                                  ----------------------
                                              1993         1992         1991
                                              ----         ----         ----

         Sales -
         Adar Inc. (subsidiary of Elron)     200,657      316,220      271,254
         ISYS Pic.                           414,238      251,357       14,805
         Other                               140,454      310,673       23,294
                                             -------      -------      -------

                                             755,349      878,250      309,353

         Services                             57,682       95,857       93,182
                                             -------      -------      -------
                                             813,031      974,107      402,535
                                             -------      -------      -------
                                             -------      -------      -------

NOTE 9 - COST OF SALES AND SERVICES

                                                  YEAR ENDED DECEMBER 31
                                                  ----------------------
                                              1993         1992         1991
                                              ----         ----         ----

         Cost of sales (*)                   400,430      108,127       96,394
         Cost of services                     21,045       13,030       83,012
                                             -------      -------      -------
                                             421,475      121,157      179,406
                                             -------      -------      -------
                                             -------      -------      -------

         (*) Including to ISYS plc.          385,561      105,237       12,810
                                             -------      -------      -------
                                             -------      -------      -------


--------------------------------------------------------------------------------
9  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

--------------------------------------------------------------------------------
(In U S dollars)


NOTE 10 - DEVELOPMENT EXPENSES, NET


                                                  YEAR ENDED DECEMBER 31
                                                  ----------------------
                                              1993         1992         1991
                                              ----         ----         ----

          Salaries and related expenses      619,693      690,614      873,319
          Subcontractors                      94,406      195,226      211,637
          Depreciation                       121,235      135,733      121,400
          Materials                           55,344       61,475       74,391
          Other                               10,101       31,792       44,804
                                             -------      -------      -------
                                             900,779    1,114,840    1,325,551

Less - participation's received
 (cancellation of provision),
 net (*)                                     (66,506)     396,301      135,173
                                             -------      -------      -------
                                             967,285      718,539    1,190,378
                                             -------      -------      -------
                                             -------      -------      -------

(*) Net of royalties to the
    Government of Israel                      22,822       26,396       21,251
                                             -------      -------      -------
                                             -------      -------      -------


NOTE 11 - GENERAL, SELLING AND ADMINISTRATIVE EXPENSES

                                                  YEAR ENDED DECEMBER 31
                                                  ----------------------
                                              1993         1992         1991
                                              ----         ----         ----

          Rent and office maintenance        129,857      129,858      116,607
          Salaries and payroll taxes          73,426       65,338       73,863
          Selling expenses                    54,040       44,687       28,391
          Depreciation                        12,157       10,557       12,734
          Other                               95,257       77,674      106,187
                                             -------      -------      -------
                                             364,737      328,114      337,782

Less - participation's received
(cancellation of provision)                  (24,679)      59,740            -
                                             -------      -------      -------
                                             389,416      268,374      337,782
                                             -------      -------      -------
                                             -------      -------      -------


--------------------------------------------------------------------------------
10  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

--------------------------------------------------------------------------------
(In U S dollars)


NOTE 12 - OTHER EXPENSES

A.        Other expenses reflect fixed assets written off.

B. The statements of income include net expenses (net participation) in respect of prior periods in the amount of $57,367 (1992 - $(64,118); 1991 - $77,608)

NOTE 13 - COMMITMENTS

A. The Division is committed to pay royalties to the Government of Israel with respect to products in the development for which the Government participated by way of grants. Royalties are computed at the rate of 2% of proceeds from sale of these products and services (including sales by Adar Inc.) up to the amount of such grants.

B. The Division rents office space under a lease expiring on February 28, 1998 (including a renewal option). Annual rental payments are approximately $60,000.

NOTE 14 - INCOME TAXES

          The Division is not a separate entity for tax purposes and accordingly the financial statements do not reflect a provision for income taxes or tax benefit.

NOTE 15 - HEAD OFFICE ACCOUNT


                                                            DECEMBER 31
                                                            -----------
                                                         1993           1992
                                                         ----           ----

          Balance at the beginning of the year (*)       675,570             -
          Net amounts paid by head office
          in respect of the division                     801,973       821,616
          Net loss                                    (1,007,317)     (146,046)
                                                      ----------      --------
          Balance at the end of the year                 470,226       675,570
                                                      ----------      --------
                                                      ----------      --------



(*) Up to December 31, 1991, the Division's assets and liabilities were not separated from Elron's.


                                     * * * *


--------------------------------------------------------------------------------
11 ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PC ETCETERA, INC.


Dated: October 23, 1995                 By:/s/ Terry I . Steinberg
                                           --------------------------
                                        Terry I. Steinbert, President